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                                                                  EXHIBIT 10.50

                                 LEASE AGREEMENT

          THIS AGREEMENT made this _____ day of August, 1994, by and between WILLIS CORROON CORPORATION, whose address is 26 Century Boulevard, Nashville, Tennessee 37214, hereinafter called "Lessor", and MAGNETEK, INC., whose address is 26 Century Boulevard, P.O. Box 290159, Nashville, Tennessee 37229-0159, hereinafter called "Lessee".

          WHEREAS, Lessor is the owner of the Willis Corroon Plaza Building, with the entire Willis Corroon Plaza hereinafter called "Building", located at 26 Century Boulevard, Nashville, Davidson County, Tennessee;

          WHEREAS, subject to the terms, conditions and limitations contained herein, Lessor agrees to lease to Lessee certain space in such Building;


                              W I T N E S S E T H:

          1. PREMISES. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor certain space located on Floor 6 North of the Building ("Premises") which is described as shown on Exhibit A attached hereto, subject to the provisions herein contained. The Lessor and Lessee agree that the rentable area of the Premises is set forth in Exhibit D and that the rentable area of the Building is 559,860 square feet. The parties agree that such square footage shall be final for the purposes of this Lease, whether such areas shall be more or less as a result of variations in measurement, methods of measurement, or construction and that such square footage shall not be subject to later proration or change. Lessee has inspected the Premises and agrees to accept the same without any agreements, representations, understandings or obligations on the part of Lessor to perform any alterations, repairs or improvements except as expressly provided herein. There is reserved from the demise of the Premises the right to utilize, maintain, repair, alter and/or replace all facilities or components of facilities that may be located therein that provide common service for the operation and maintenance of the Building, including, for example, but not by way of limitation, electrical conduit, heating and air conditioning duct work, water and discharge piping, fire control devices and space elevators and stairways, provided that Lessor shall use its best efforts not to interfere with Lessee's use and enjoyment of the premises when exercising its rights under this provision.

          1.1 Lessor also grants to Lessee, together with and subject to the same rights granted from time to time by Lessor

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to other lessees and occupants of the Building, the right to use the common parking area and/or parking garage adjoining the Building and any other facilities intended for common use by all lessees within the Building. The area designated for parking is P4 North.

          2. TERM. The term of this Lease shall commence on September 1, 1994 and shall end on August 31, 1996, unless sooner terminated as provided herein.

          3. COMMENCEMENT DATE. Unless otherwise provided herein, rental shall commence on the date above stated as the commencement of the term. If possession of the Premises for any purpose other than the completion of tenant improvements and furnishing the premises is taken by Lessee before the date stated above for the Commencement of the term of this Lease, rent shall commence on the date possession is taken for such purpose.

          3.1 Upon the expiration or earlier termination of this Lease, or upon the exercise by Lessor of its right to re-enter the Premises without terminating this Lease, Lessee shall immediately surrender the Premises to Lessor together with all alterations, improvements and furnishings and other property as provided elsewhere herein, in broom-clean condition and in good order, condition and repair, ordinary wear and tear excepted, failing which Lessor may restore the Premises to such condition at Lessee's expense. Upon such expiration or termination, Lessee shall have the right to remove its personal property.
Tenant shall promptly repair any damage caused by any such removal, and shall restore the Premises to the condition existing prior to the installation of the items so removed. This provision shall survive the expiration or earlier termination of this Lease for a period of sixty (60) days unless there is expressed written notification.

          4. BASE RENTAL. Lessee shall and hereby agrees to pay to Lessor at Lessor's office or at such place as Lessor may from time to time designate in writing an annual base rental at the rate set forth in Exhibit C which is attached hereto and incorporated herein by reference (the "Base Rent"). Both Lessor and Lessee have signed Exhibit C for the purpose of identification. Base Rent shall be paid without demand, on the first day of each month, in advance. In the event the term of this Lease commences on a day other than the first day of a calendar month, then the Base Rent for the first and last fractional month of the term hereof shall be proportionately reduced.

          4.1 The rentals shall be absolute rent inclusion (without deduction by way of commissions of other collection


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expenses) to the Lessor so that this Lease shall yield to the Lessor the full amount of base rental and the full amount of installments thereof throughout the lease term or extensions thereof including Base Rent, Additional Rent, Operating Expenses and all other sums payable by Lessee hereunder which shall be paid without notice or demand (except as expressly provided herein)

          4.2 The burden of proof of payment of rent in case of controversy shall be upon the Lessee.

          4.3 It is expressly agreed that the covenant by the Lessee to make payment of rent when due is independent of any and all other covenants contained in this agreement and the Lessee may not withhold rent for any alleged default by the Lessor.

          4.4 f rent is not paid within fifteen (15) days after the date due, and Lessor elects not to exercise its rights under paragraph 17.2 hereinafter, Lessor may collect as a late charge one and one-half percent (1-1/2%) per month of the delinquent accounts.

          5. LESSOR'S RESPONSIBILITIES. Lessor agrees that it shall provide automatic elevator service, furnish water in the common areas for lavatory and drinking purposes, electric current, heating, ventilating and air conditioning to provide a temperature required in Lessor's reasonable judgment, for comfortable occupancy of the Premises and all public or common areas under normal business operations, between the hours of 8:00 a.m. and 6:00 p.m. on Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday of each week, Sundays and holidays are excepted. Lessor will make available, on an exception basis, electric current, HVAC and elevator services beyond normal business hours. The cost of such items shall be included in the term Base Rent, as defined herein. Whenever heat generating machines or equipment are used in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, Lessor reserves the right, at Lessee's option, either to require Lessee to discontinue use of such heat generating machine or equipment, or to install supplementary air conditioning equipment in the Premises and the cost of such installation shall be paid by the Lessee to Lessor promptly on being billed therefor, and the cost of operation and maintenance of said supplementary equipment shall be paid by Lessee to Lessor on the monthly rent payment dates, at such rates as may be agreed upon, but in no event at a rate less than Lessor's actual costs therefor for labor, steam, electricity and water. The Lessor agrees to provide janitorial service in and about the Premises, and all public and common areas, Saturdays, Sundays and holidays excepted,


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which service will include daily trash removal, vacuuming, and cleaning of bathrooms.

          5.1 Lessor does not warrant that any services or utilities will be free from shortages, failures, variations, or interruptions caused by repairs, maintenance, replacements, improvements, alterations, changes of service, strikes, lockouts, labor controversies, accidents, inability to obtain services, fuel, steam, water or supplies, governmental requirements or requests, or other causes beyond Lessor's reasonable control. No such failure or interruption of services or utilities shall be deemed an eviction or disturbance of Lessee's use and possession of the Premises or any part thereof, or render Lessor liable to Lessee for damages, or abatement of Rent, or relieve Lessee from performance of Lessee's obligations under this Lease. Lessor in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damages. Lessor shall exert due and diligent efforts to resume services. Should services be interrupted for five (5) consecutive business days, Lessor shall abate Base Rent for the interrupted period of time.

          5.2 Lessor shall not be liable or responsible to Lessee for any inconvenience or any loss or damage either to Lessee or Lessee's property or to any other person or his property occasioned by any matter either: (1) which is beyond the control of Lessor; or (2) which may arise through or in any way may be connected with repair of any part of the demised premises or failure to make such repairs or from any other cause whatsoever unless caused solely by Lessor's failure to effect repairs, which are its responsibility, within a reasonable time following notice by Lessee to Lessor of need of same.

          6. LESSEE'S RESPONSIBILITIES. Lessee agrees that its employees, invitees and licensees shall:

          6.1 Observe the rules and regulations hereto attached as Exhibit B and such further rules and regulations as from time to time may be put in effect by Lessor for the general safety, comfort and convenience of Lessor, occupants and tenants of the Building. Any failure by Lessor to enforce any rules and regulations against either Lessee or any other tenant in the Building shall not constitute a waiver thereof.

          6.2 Give Lessor, its agents and employees, its mortgagees (including Mortgagee) and any other person or persons authorized by Lessor, including persons who may be interested in renting or buying the Premises of Building access to the Premises at all reasonable times after reasonable notice to Lessee, without charge or diminution of


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the rent, to enable Lessor and/or the others hereinbefore mentioned to examine the same and/or to make such repairs, additions and alterations as Lessor may deem advisable without diminution of rent or liability on the part of Lessor unless expressly provided herein.

          6.3 Except for the customary cleaning and trash removal provided for herein, and damage by casualty provided for in Article 8, Lessee shall keep the Premises in good and sanitary condition, working order and repair. In the event any repairs, maintenance or replacements are required, Lessee shall promptly arrange for the same through Lessor for such reasonable charge as Lessor may from time to time establish. All such repairs, maintenance or replacements must be approved in advance by Lessor in writing and shall be performed in a first class, workmanlike manner. If Lessee does not promptly make arrangements for necessary repairs, maintenance or replacements, the Lessor may, but shall not be obligated to, perform such work and the costs paid or incurred by Lessor there for shall be reimbursed by Lessee promptly after request by Lessor. Lessee shall indemnify Lessor and pay for any repairs, maintenance or replacements to areas of the Building outside the Premises, caused, in whole or in part, as a result of moving any furniture, fixtures or other property to or from the Premises by Lessee or its agents, employees, contractors or visitors.

          6.4 Upon termination of this Lease in any manner whatsoever, remove Lessee's personal property, goods and effects and those of any other persons claiming under Lessee, and quit and deliver up the Premises to Lessor peaceably and quietly in as good order and condition as the same are now, or hereafter may be improved by Lessor or Lessee, reasonable use and wear and thereof and repairs which are Lessor's obligations excepted. Except for Lessee's personal property, all alterations, installments, fixtures, additions, improvements and floor covering made, installed or attached to or on the Premises either at the expense of Lessee or Lessor or both, shall be Lessor's property, whether movable or not, and Lessee shall be responsible for the maintenance thereof, normal wear and tear excepted, and Lessee shall not remove but may replace said property either during the term of this Lease or at the expiration thereof without the written consent of Lessor. In no event shall Lessor be obligated to reimburse Lessee or otherwise pay for any of such property. If prior to termination of this Lease or within ten (10) days thereafter Lessor so directs by written notice, Lessee, at Lessee's sole cost, shall promptly remove such of the foregoing items as are designated in such notice and restore the Premises to the condition prior to the date of this Lease, and repair any damage to the Premises caused by such removal of any such items. If Lessee fails to perform any repairs or restoration,


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or fails to remove any items from the Premises, required hereunder, Lessor may do so, and Lessee shall pay Lessor the cost thereof on demand. All property removed from the Premises by Lessor pursuant to any provision of this Lease or any law may be handled or stored by the Lessor at the cost and expense of the Lessee, and the Lessor shall in no event be responsible for the value, preservation or safekeeping thereof. Lessee shall pay Lessor for all expenses incurred by Lessor in such handling and storage, including Lessor's reasonable storage charges for so long as the same shall be in Lessor's possession or under Lessor's control. All property not removed from the Premises or retaken from storage by Lessee within thirty (30) days after the end of the Term, or termination of Lessee's right to possession, whichever shall first occur, shall at Lessor's option be conclusively deemed to have been conveyed by Lessee to Lessor as by bill of sale without further payment or credit by Lessor to Lessee. To the extent permitted by applicable law, Lessor shall have a lien against such property for the costs incurred in removing and storing the same.

          6.5 Not overload, damage or deface the Premises or do any act to bring or keep anything thereof which may make void or voidable any insurance on the Premises or the Building or which may render an increased risk and/or extra premium payable for insurance or violate any codes, ordinances or laws of any governmental body or agency.

          6.6 Not make any alteration of or addition to the Premises without the written approval of Lessor. At Lessor's option, at the termination of the Lease term, Lessee may be directed to remove all such changes, alterations and additions and restore the Premises to their original condition prior to the end of the term of this Lease.

          6.7 At its own expense, cause to be discharged or removed by bond, within fifteen (15) days of the filing thereof, any mechanic's lien filed against the Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Lessee.

          6.8 Not create or allow any nuisance to exist on said Premises, and abate any nuisance which may arise promptly and free of expense to Lessor.

          7. DAMAGE TO PREMISES. In case of damage to the Premises or the Building by fire or other casualty, Lessee shall give immediate notice to Lessor, who may thereupon cause the damage to be repaired with reasonable speed at the expense of Lessor subject to delays which may arise by reason of adjustment of loss under insurance policies and for delays beyond the reasonable control of Lessor, and to the extent


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that the Premises are rendered untenantable, the rent shall proportionately abate, provided, however, in the event that such damage resulted from or was contributed to by the act, fault or neglect of Lessee, Lessee's employees, invitees, licensees, or agents, there shall be no abatement of rent and Lessee shall be liable to Lessor for all damage, loss and expense suffered or incurred by Lessor as a result of such damage. In the event or if Lessor shall decide not to repair or rebuild, this Lease shall, at the option of either Lessee or Lessor, be terminated as of the date of such damage by written notice from Lessor to Lessee given within ninety (90) days after the date of such damage, and the rent shall be adjusted to the date of such damage and Lessee shall thereupon promptly vacate the Premises.

          8. LESSEE'S PERSONAL PROPERTY. All property of Lessee or Lessee's invitees or guests kept or stored on the Premises shall be so kept at the risk of Lessee only and Lessor or Lessor's agents shall not be liable for any damage to property of Lessee nor for the loss of property of Lessee by theft or otherwise unless caused by Lessor's negligent act.


          9. CONDEMNATION. If the whole or substantially the whole of the Building or the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of taking possession of such use or purpose. If less than the whole or substantially the whole of the Building or the Premises shall be so condemned or taken, then Lessor (whether or not the Premises be affected) may, at its option, terminate this Lease and the term and estate hereby granted as of the date of the taking of possession for such use or purpose by notifying Lessee in writing of such termination. Upon any such taking or condemnation and the continuing in force of this Lease as to any part of the Premises, the base rental shall be diminished by an amount representing the part of the said rent properly applicable to the portion of the Premises which may be so condemned or taken and Lessor shall, at its expense, proceed with reasonable diligence to repair, alter and restore the remaining part of the Building and the Premises to substantially their former condition to the extent that the same may be feasible. Lessor shall be entitled to receive the entire award in any condemnation proceeding, including any award for the value of any unexpired term of this Lease and Lessee shall have no claim against the proceeds of condemnation.

          10. QUIET ENJOYMENT. Lessor covenants that upon Lessee's paying rent and rent adjustments and observing and performing all the terms, covenants and conditions of this Lease on its part to be observed and performed, Lessee may


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peaceably and quietly possess and enjoy the Premises.  To the extent of Lessor's interest in such areas, Lessor hereby grants to Lessee such reasonable access to and through the common area in and around the Building as may be necessary for Lessee to reasonably enjoy its rights under this Lease.

          11. LESSOR ADVANCE TO CURE DEFAULT. If Lessee shall default in the observance or performance of any term or covenant on its part to be observed or performed under or by virtue of any of the terms and provisions in any paragraph of this Lease, Lessor without being under any obligation to do so and without hereby waiving such default, may remedy such default for the account and at the expense of Lessee, immediately and without notice in case of emergency, or in any other case only provided that the Lessee shall fail to remedy such default with all reasonable dispatch under the circumstances after notice as provided in
17.1.2 hereof. If Lessor makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest at the highest legal rate and costs shall be paid to it by Lessee on demand.

          12. CERTIFICATE OF LESSEE. Lessee agrees at any time, and from time to time, upon not less than fifteen (15) business days prior notice by Lessor, to execute, acknowledge and deliver to Lessor, a statement in writing certifying that this Lease is unmodified and in full force and effect if such is the case (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent, rent adjustments and other charges have been paid, and stating whether or not to the best knowledge of the signer of such certificate, Lessor is in default in performance of any covenants, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser or lessee of the Premises or of the Building and the land upon which it is erected, any mortgagee or prospective mortgagee thereof, or any prospective assignee of any mortgagee thereof.

          13.  DEFAULT AND REMEDIES.

          13.1 EVENTS OF DEFAULT. The occurrence of any of the events described in Subsections 13.1.1 through 13.1.5 inclusive, of this Subsection 13.1 shall be and constitute an Event of Default under this Agreement.


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          13.1.1    Failure by Lessee to pay in full any Rent or other sum
payable hereunder within fifteen (15) days after the date such payment is due.

          13.1.2 Default by Lessee in the observance or performance of any of the material terms, covenants, agreements or conditions contained in this Lease, other than as specified in Paragraph 13.1.1 of this Subsection 13, for a period of thirty (30) days after notice thereof to Lessee by Lessor; provided, however, that if the term, condition, covenant or obligation to be performed by Lessee is of such nature that the same cannot reasonably be performed within such thirty
(30) day period, such default shall be deemed to have been cured if Tenant commence such performance within said thirty (30) day period and thereafter diligently undertakes to complete the same and does so complete the required action within a time deemed to be reasonable by Lessor.

          13.1.3 Filing by Lessee of a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization, arrangement, readjustment of the debts of Lessee or for any other insolvency act, law, rule or regulation, State or Federal, now or hereafter existing, or any action by Lessee, indicating consent to, approval of or acquiescence in, any such petition or proceeding; the application by Lessee for, or the appointment by consent or acquiescence of, a receiver or trustee of Lessee, or for all or a substantial part of the property of Lessee; the making by Lessee of any general assignment for the benefit of creditors of Lessee; or the inability of Lessee, or the admission of Lessee of the inability thereof, to pay the debts of Lessee as they mature; or the filing of any involuntary petition against Lessee in bankruptcy or seeking reorganization, arrangement, readjustment of the debts of Lessee or for any other relief under the Bankruptcy Act, as amended, or under any other insolvency act, law, rule or regulation, State or Federal, now or hereafter existing, of the involuntary appointment of a receiver or trustee of Lessee or for all or a substantial part of the property of Lessee; or the issuance of attachment, execution or other similar process against any substantial part of the property of Lessee and the continuation of any such for a period of ninety (90) days undismissed, unbonded, or undischarged.

          13.1.4 This Lease shall not be assigned, subleased, or transferred by Lessee, whether by operation of law or otherwise under any circumstances.

          13.1.5 Any construction, changes or alterations on the Premises, (without the prior written consent of Lessor, as herein provided).


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          13.2 REMEDIES.  Whenever any Event of Default shall have happened and be subsisting after the applicable cure period has expired, Lessor may, to the extent permitted by law, take any one or more of the remedial steps described in Paragraph 13.2.1 through 13.2.5, inclusive, of this Subsection 13.2, subject, however, to the rights, title and interest of any mortgagee.

          13.2.1 Lessor may at its option, declare all installments of Base Rent as adjusted at the time of default payable under Section 4 of this Lease, for remainder of the lease term to be immediately due and payable whereupon the same shall become immediately due and payable.

          13.2.2 Lessor may re-enter and take possession of the Premises and improvements without terminating this Lease, and sublease in their entirety the same for the account of Lessee, holding Lessee liable for the difference in the rent and other amounts actually paid by such sublessee in such subleasing and the rents and other amounts payable by Lessee hereunder.

          13.2.3 Lessor, as Lessee's agent, without terminating this Lease, may at Lessor's option enter upon and operate the Premises, including improvements, and in this connection, Lessee authorizes Lessor upon such entry, to take over and assume the management, operation and maintenance of such improvements and in general to perform all actions necessary in connection therewith in the same manner and to the same extent as Lessee might so act, using Lessor's best efforts to operate the Premises and improvements for the account of Lessee, holding Lessee liable for all rent and other amounts payable by Lessee hereunder.

          13.2.4 Lessor may terminate the lease term, exclude Lessee from possession of the Premises and improvements and will use Lessor's best efforts to lease the same to another for the account of Lessee, holding Lessee liable for all rent and other amounts payable by Lessee hereunder.

          13.2.5 Lessor may take whatever action at law or in equity may appear necessary or desirable to collect the rent and other amounts then due and thereafter to become due or to enforce performance and observance of any obligation, agreement or covenant of Lessee under this Agreement, and in connection with such actions to recover any or all damages to Lessor for Lessee's violation or breach of this Lease.

          13.3 APPLICATION OF FUNDS. If any statute or rule of law shall validly limit the amount of any final


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damages described in Subsection 13.2 of this Section 13 to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law. In the event Lessor elects to proceed under the authority of Subsection 13.2.1, 13.2.2, 13.2.3 or 13.2.4 of Subsection 13.2 of this Section 13, Lessor shall make reasonable effort to collect rentals from sublessees or new lessees of the entire Premises or portions thereof reserving, however, within Lessor's own discretion, the right to determine the method of collection and the extent to which enforcement of collection of delinquent rents shall be prosecuted, and Lessor shall not be liable for failure to collect rents. All rents, and all other income derived from operation of the improvements by Lessor, to the extent such are not paid and applied, by any sublessee or new lessee of the Premises, shall be applied, first, to the payment of all sums of money due and owing from time to time under any mortgage and any other permitted encumbrance upon the Premises superior to the interests of Lessor; third, to the cost of operating the Premises and improvements; fourth, to the cost of administration and collection of rents by Lessor; and fifth, to the payment of rent due and owing Lessor hereunder. Lessee shall be liable to Lessor for the deficiency, of any, between Lessee's rent hereunder, and that applied by Lessor to said rents in the manner hereby authorized. No action taken pursuant to Subsection 13.2 of this Section 13 (including repossession of the Premises or termination of the lease term) shall relieve Lessee from Lessee's obligations pursuant to Section 4 of this Lease and Paragraph 13.2.1 of this Section 13, all of which shall survive any such action, and Lessor may take whatever action at law or in equity as may appear necessary and desirable to collect the rent and other amounts then due and thereafter to become due and/or to enforce the performance and observance of any obligation, agreement or covenant of Lessee hereunder.

          13.4 NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Lessor to exercise any remedy reserved to it in this Section 13, it shall not be necessary to give any notice, other than such notice as is herein expressly required by this Agreement.


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          13.5 AGREEMENT TO PAY ATTORNEY'S FEES AND EXPENSES.  In the event
Lessee should default under any of the provisions of this Agreement and the Lessor should employ attorneys or incur other expenses for the collection of rent or the enforcement of performance or observance of any obligation or agreement herein contained, the Lessee agrees that it will on demand therefor pay to the Lessor the reasonable fee of such attorneys and such other expenses so incurred by Lessor.

          14. FORCE MAJEURE. For the purposes of any of the provisions of this Agreement other than Section 4 hereof, and during the term or any extension hereof, neither Lessor nor Lessee, as the case may be, nor any successor in interest, shall be considered in breach of, or default in, the obligations thereof with respect to the Lease (except for the payment of rent on Lessee's part to be performed) in the event of enforced delay in the performance of or inability to perform such obligations due to unforeseeable causes beyond the control and without the fault or negligence thereof, including, but not restricted to, acts of God, acts of the public enemy, acts of the Federal, State or local Government, acts of the other party, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and unusually severe weather or delays of the contractor or subcontractors due to such causes; it being the purpose and intent of this Section 14 that in the event of the concurrences of any such enforced delay, the time or times for performance of the obligations of Lessor or Lessee, as the case may be, with respect to this Lease shall be extended for the period of the enforced delay; provided, that the party seeking the benefit of the provisions of this Section 14 shall be obligated to remedy a failure to perform caused by force majeure in a diligent manner in order to avail themselves of this form of relief.

          15. RELOCATION OF PREMISES. Anything contained in this Lease to the contrary notwithstanding the Lessor shall have the option to substitute the equivalent amount and quality of space elsewhere in Building of the Premises hereinabove provided for if Lessee occupies less than one-half (1/2) of a full floor, by giving Lessee ninety (90) days written notice of its intention to do so at any time prior to the date possession of the Premises is delivered to Lessee. After such possession is delivered, Lessor reserves the right, at its option and upon giving thirty (30) days' written notice in advance to the Lessee, to remove the Lessee from the premises herein specified to any other available rooms and offices of substantially equal size and quality and area and equivalent rental located in the Building. Lessor shall bear the expense of said removal as well as the expense of any renovations or alteration necessary to make the new space conform generally in arrangement and decor with the original space covered by this Lease. If Lessor exercises either of


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its options as aforesaid, then and in such event, the substituted space shall for all intents and purposes be deemed and shall constitute the Premises hereunder and all the other terms, covenants, conditions, provisions and agreements of this Lease shall continue in full force and effect and shall apply to the substituted space.

          16.  PURPOSE, USE.

          16.1 The Premises are to be used for any general office purpose. Use for any other purpose shall constitute a breach of this Agreement.

          16.2 The Lessee further covenants that the Premises shall during the term of this Lease be used only for lawful and moral purposes, and no part of the Premises shall be used in any manner whatsoever in violation of the laws of the United States, State of Tennessee, or the ordinances and laws of the City of Nashville, and the County of Davidson.

          16.3 Lessee agrees to maintain a going business on the Premises throughout the full term of the lease or any extension thereof.

          16.4 Lessee agrees not to display any signs or any other advertising material either outside the Premises, or which may be visible from outside the Premises.

          17.  INSURANCE AND DAMAGES.

          17.1 Lessee shall obtain and maintain appropriate amounts of insurance on leasehold improvements and contents owned or under the responsibility of Lessee, such insurance shall be for the joint benefit of the Lessor and Lessee, shall name Lessor and such other persons having an interest in the Premises as Lessor directs as additional insureds, and shall provide that Lessor shall be given at least ten (10) days' advance written notice in the event of cancellation. Lessee will furnish proof of such insurance as Lessor may direct.

          17.2 Lessee agrees to carry at its own expense both public liability and property damage insurance with minimum limits for the public liability insurance for personal injury (including death) for each person of $1,QOO,000 and $1,000,000 for each occurrence, and for property damage insurance a combined single limit of not less than $1,000,000 for each occurrence; such policy of insurance shall be for the joint benefit of the Lessor and the Lessee, shall name each party as insureds; and shall provide that both Lessor and Lessee shall be given at least ten (10) days' advance written notice in the event of cancellation. Lessee will furnish Lessor proof of such insurance.

          17.3 Lessee agrees that it will not cause or permit any use or vacation of the Premises which will cause the insurance costs of any other party, including Lessor and other lessees adjacent to the Premises, to increase, or said insurance to be invalidated. Should such occur, Lessor is empowered to obtain such insurance on behalf of Lessee and charge its costs to Lessee.

          17.4 Lessee agrees not to use the Premises in any fashion which will endanger the Premises or cause the likelihood of any casualty occurring to be unusually high.

          17.5 Lessee agrees to carry adequate plate glass insurance on all interior plate glass on the Premises in a company satisfactory to the Lessor with loss clause payable to the Lessor and Lessee or to promptly replace any glass on the Premises which may be broken, all without expense to the Lessor.

          17.6 The Lessor and Lessee agree that insurance carried by either of them against loss or damage by fire or other casualty will contain, if available without additional costs, a clause whereby the insurer waives its right to subrogation against the other party and other collectible insurance policies to the extent of any recovery collectible under such insurance policies.

          18. TRANSFER OF LESSOR'S RIGHTS. Lessor shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder and in Building and property referred to herein. Such transfers or assignments may be made either to a corporation, partnership, trust company, individual or group of individuals, and, howsoever made, are to be in all things respected and recognized by Lessee and upon assumption of Lessor's obligations hereunder by said transferees or assignee, the Lessor immediately prior to said transfer or assignment shall be relieved of all liabilities and obligations hereunder.

          19.  DEFINITIONS.   As used in this Lease, the following terms shall
have the following meanings:

          19.1 "Lessor" and "Lessee" shall be applicable to one or more Persons as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there be more than one, the obligations thereof shall be joint and several.

          19.2 "Person shall mean individuals, trusts, partnerships, joint ventures, associations, corporations, and any other entities.

          19.3 "Law" shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances rules, regulations, codes, decrees, orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are considered binding precedents in the state in which the Property is located, and decisions of federal courts applying the laws of such State.

          19.4 "Property" shall mean the Building, and any common or public areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, skywalks, parking garages and lots, and any and all other structures or facilities operated or maintained in connection with or for the benefit of the Building, and all parcels or tracts of land on which all or any portion of the Building or any of the other foregoing items are located, and any fixtures, machinery, equipment, apparatus, furniture and other personal property located thereon or therein and used in connection therewith, whether title is held by Lessor or its affiliates.

          20. SAFETY AND SECURITY DEVICES, SERVICES AND PROGRAMS. The parties acknowledge that safety and security devices, services and programs provided by Lessor, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of person or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Lessee, and Lessee shall obtain insurance coverage to the extent Lessee desires protection against such criminal acts and other losses. Lessee agrees to cooperate in any reasonable safety or security program developed by Lessor.

          21. HAZARDOUS SUBSTANCES. Lessor represents and warrants to Lessee that as of the date hereof there are no hazardous substances present in, or about the Building which are of a type or in an amount, or which are used or stored in a manner, which violates any Legal Requirements or Insurance Requirements (such representation and warranty being limited to Lessor's best knowledge as it relates to the activities of existing lessees of the Building.

          22. HOLDING OVER. Unless Lessor expressly agrees otherwise in writing, Lessee shall pay Lessor 150% of the amount of Rent then applicable, or the highest amount permitted by Law, whichever shall be less, for each month (and the full such monthly amount for any partial month) Lessee shall retain possession of the Premises or any part thereof after expiration or earlier termination of this Lease, together with all damages sustained by Lessor on account thereof. The foregoing provisions shall not serve to extend the Term (although Lessee shall remain bound to comply with all provisions of this Lease until Lessee vacates the Premises). Notwithstanding the foregoing, at any time before or after expiration or earlier termination of the Lease, Lessor may serve notice advising Lessee of the amount of Rent and other terms required, should Lessee desire to enter a month-to-month tenancy (and if Lessee shall hold over more than one full calendar month after such notice, Lessee shall thereafter be deemed a month-to month tenant, on the terms and provisions of this lease then in effect, as modified by Lessor' notices, and except that Lessee shall not be entitled to any renewal or expansion rights contained in this Lease or any amendments hereto).

          23. NOTICES. All notices or communications which this instrument requires or permits to be given shall be in writing and shall be mailed or delivered to the respective addresses set forth below, and to such other address as may be designated in writing by either party. When notice is by mail, it shall be sent certified with postage prepaid and shall be complete upon its deposit in the U.S. Mail:

     To Lessor as follows:    WILLIS CORROON CORPORATION
                              Attention:  Corporate Real Estate and Facilities
                              Planning
                              P.O. Box 305026
                              Nashville, TN 37230-5026
     To Lessee as follows:    MAGNETEK, INC.
                              26 Century Boulevard, 6 North
                              P.O. Box 290159
                              Nashville, TN 37229-0159

          24. MISCELLANEOUS. This Lease contains the entire contract between the parties and may be amended only by written agreement signed by Lessor and Lessee. This Lease shall inure to the benefit of and shall be binding upon Lessor, Lessee and their respective heirs, legatees, legal representatives, successors and assigns, subject to all the terms, conditions and contingencies set forth. This Lease shall be governed by the laws of the State of Tennessee. If any provision of this Lease be invalid or unenforceable by any court of competent jurisdiction, such holding shall not operate to invalidate any other provision hereof.

          25. RECORDING. It is agreed between the parties that this Lease will not be recorded in its present form, but at the request of either party, the parties will execute a Memorandum of Lease which may be recorded by either party. Except for the recording of such Memorandum of Lease, nothing contained in this document shall empower the Lessee to do any act which can, shall, or may encumber the interest or title of the Lessor, its successors and assigns, in and to the ground and building which the leased premises are a part.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals in triplicate the day and year first above written.

                              LESSOR:
                              WILLIS CORROON CORPORATION


                              By:
                                  --------------------------
                              Its:
                                   -------------------------


                              LESSEE:

                              MAGNETEK, INC.


                              By:
                                  ---------------------------
                              Its:
                                  ---------------------------

                                    EXHIBIT A

                           (Floor Plan to be Attached)

                                    EXHIBIT B

                              RULES AND REGULATIONS

l. No signs, placards, pictures, advertisements, names or notices shall be displayed on any part of the outside or inside of the Premises without the written consent of Lessor, except for the building directory.

2. Lessee shall not operate any machinery or apparatus other than usual small business machines. A business machine of any unusual type with regard to size, weight, energy requirements, noise, or climate control shall not be used without the prior written consent of Lessor which will not be unreasonably withheld.

3. No article deemed hazardous because of flammability and no explosives shall be brought into the Building.

4. No additional locks shall be placed upon doors of Premises without written consent of Lessor. Upon termination of this Lease the Lessee shall surrender to Lessor all keys and security cards to Premises and security cards, which will not be unreasonably withheld.


5. Safes, furniture, boxes or other bulky articles shall be brought into and placed in Building only with written consent of Lessor. Only those elevators designated by Lessor as freight elevators shall be used to transport such articles.

6. Window coverings other than those which may be provided by Lessor, either inside or outside may only be installed with the Lessor's written consent.

7. Lessee shall not attempt or cause to be attempted any additional plumbing or electrical work including telephone wiring without the prior written consent of Lessor, which will not be unreasonably withheld.

8. The sidewalks, entrances, lobbies, corridors and stairways of the project shall not be obstructed or used for storage or for any purpose other than ingress and egress. Lessee shall move furniture and office furnishings into or out of the Building only during the hours of 5:30 p.m. to 8:00 a.m. and on Saturday and Sunday.

9. Lessee shall not make or permit any noise or odor that is objectionable to other occupants or tenants of this or any adjoining premises to emanate from Premises and shall not create or maintain a nuisance thereon, and shall not disturb, solicit or canvass any occupant of Building and shall not do any act tending to injure the reputation of Building.

10. Except as provided in Section 8 of the Lease, Lessee agrees that all personal property brought into the Building and/or Premises shall be at the risk of the Lessee only and that Lessor shall not be liable for theft thereof or any other loss of or damage thereto occasioned from any act of co-tenants, or other occupants of the Building or any other person.

11. Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Building and Premises, and for the preservation of good order therein, and any such other or further rules and regulations shall be binding upon the parties.

12. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. and at all hours on Sunday and legal holidays all persons who do not present a pass to the Building approved by Landlord. Landlord will furnish passes to persons for whom any tenant requests in writing. Each tenant shall be responsible for all persons for whom he requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right without any abatement of rent to require all persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of the Tenants and the protection of the Building and the property in the Building.

                                    EXHIBIT C

                                 August 4, 1994

Mr. C. Ore Davis
Executive Vice President
MagneTek, Inc.
26 Century Boulevard
P.O. Box 290159
Nashville, TN  37229-0159

Dear Ore:

In order to induce Willis Corroon Corporation of Nashville ("Lessor"), to allow work to commence in the area designated as 6 North of the building known as Willis Corroon Plaza ("Building"), MagneTek, Inc. ("Lessee"), acknowledges its intent to enter into a lease under the following basic terms, subject to a mutually accepted Lease document:

                              Term:          9/1194 - 10/31/94
                    Square Footage:          14,309 square feet
               Monthly Base Rental:          $25,040.75
    ------------------------------------------------
                              Term:          11/1194 - 8/31196
                    Square Footage:          28,618 square feet
               Monthly Base Rental:          $50,081.50

In the event the lease is not executed within thirty (30) days of this letter, any costs incurred by Willis Corroon Corporation of Nashville will be reimbursed by MagneTek, Inc. upon presentation of invoices.

                              Yours sincerely,



                              Richard S. Vernale
                              First Vice President
                              Real Estate and Facilities Planning

ACKNOWLEDGED AND ACCEPTED:

MAGNETEK, INC.           WILLIS C0RROON CORPORATION OF NASHVILLE

By:                                By:
     ---------------------------        ----------------------------------

Date:                              Date:
      --------------------------         ------------------------------

                                    EXHIBIT D

                         REFERENCE DATA AND DEFINITIONS

1.   INITIAL PREMISES

     The initial premises shall consist of the entire 6th Floor North area and the Bridge area (including rooms 601 and 602). The total tenantable area of these defined areas is 28,618 square feet. There is no available storage area in the building.

2.   BASE RENTAL

     The proposed lease rental rate shall be a "rent inclusion. " It will include utilities, taxes, janitorial services, maintenance, security, operating expenses, and mail service to Lessee's designated floor. The rental rate will be $21.00 per square foot, inclusive. The rate will be held flat for the initial three (3) years of the lease. Telecommunications will be the responsibility of the Lessee.

3.   PARKING

     Included in the proposed rental rate will be available "structured parking" for up to 100 vehicles. In addition, Lessor will provide ten (10) reserved spaces (to be named) for Lessee's exclusive use, at no additional charge. Parking accommodations will be used on P4 North.

4.   TENANT IMPROVEMENTS

     Lessor will provide for tenant improvements using the standard demountable wall system for construction.

     In addition, workstations will be included in the rental rate as reflected in the drawings received with the Request for Proposal (RFP).

5.   LEASE TERM

     Initial lease term will be for a period of three (3) years commencing on the date the space is substantially ready for occupancy. MagneTek will be provided with one (1) five (5)-year renewal option, subject solely to the consent of Lessee. Lessee shall provide in writing to Lessor its intent to renew the lease at least six (6) months prior to the initial lease expiration date.

     Lessor shall respond in writing to Lessee within thirty (30) days.

6.   EXPANSION OPTION

     Lessee shall be granted an expansion option for the area designated as 5 North, effective January 1, 1995. However, in no event shall the space designated "expansion" be less than one-half the floor. Lessee shall provide in writing to Lessor at least thirty (30) days prior to January 1, 1995, a notice to exercise the expansion option. Lessor will respond in writing within thirty (30) days outlining the terms and conditions.

7.   SIGNAGE

     Subject to Lessor approval, Lessee will be allowed to place appropriate signage in the areas designated under Item 1 - "Initial Premises."

8.   ESCALATION

     During the initial term of the lease, there will be no escalation to the lease rental rate.

9.   SECURITY DEPOSIT

     The requirement for a security deposit is waived.

10.  MISCELLANEOUS

     A.   HOLDOVER

          Any holdover shall, after expiration of lease term, be calculated at 150% of the existing rate and shall be month-to-month.

     B.   AMENITIES

          In addition to structured parking as stated above, Lessee's employees will be allowed to enjoy the use of the cafeteria, which is subsidized by Lessor.

     C.   VENDING

          Each of the floor areas has soft drink and snack vending machines. The soft drink and snack vending machines will continue to be maintained and supplied by Lessor.

     D.   SECURITY

          Lessor has a very high standard of security sensitivity and maintains a 24-hour on-site security force.

     E.   CONFERENCE CENTER

          The center is available for use at a nominal client rate, subject to availability.

     F.   VAN SERVICE

          Lessee will be allowed use of van service to and from the Building and the airport at no additional charge.